SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 3, 1997

               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

             Delaware                      333-27355             13-3526694
 (State or Other Jurisdiction of       (Commission File       (I.R.S. Employer
          Incorporation)                    Number)          Identification No.)

           One New York Plaza
           New York, New York                                       10292
(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's telephone number, including area code (212) 778-1000

                                    No Change
          (Former name or former address, if changed since last report)

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     Item 5. Other Events


          In connection with the offering of Irwin Home Equity Corporation Trust 1997-2, Mortgage Pass-Through Certificates, Series 1997-2, to be described in a Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


     (a)  Not applicable


     (b)  Not applicable


     (c) Exhibit 99.1 Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      PRUDENTIAL SECURITIES SECURED FINANCING
                                      CORPORATION
                                      ---------------------------------------
                                      as Depositor and on behalf of Irwin Home
                                      Equity Corporation Trust 1997-2 Registrant

                                            By: /s/ Brendan Keane
                                               ---------------------------------
                                               Name: Brendan Keane
                                               Title: Vice President


Dated: November 3, 1997

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Related Computational Materials (as
                 defined in Item 5 above).